EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Lion Copper and Gold Corp. (the "Company") on Form 10-K/A for the year ended December 31, 2025 (the "Amended Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 1, 2026	/s/ Lei Wang
Lei Wang
Principal Financial Officer